Loss per share	12 Months Ended
Dec. 31, 2024
Loss per share

18. Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

For all the years presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs and RSUs. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the years ended December 31, 2024, 2023, and 2022 are as follows:

	December 31, 2024	December 31, 2023	December 31, 2022
	#	#	#
Warrants	210,370	158,831	99,725
Share Options	42,456	37,856	6,439
RSUs	32,690	—	—
PSUs	—	—	37,232
	285,516	196,687	143,396